UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a -12

PASSPORT POTASH INC.
(Name of Registrant as Specified in Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies: N/A

2)	Aggregate number of securities to which transaction applies: N/A

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4)	Proposed maximum aggregate value of transaction: N/A

5)	Total fee paid: N/A

[   ]                 Fee paid previously with preliminary materials.

[   ]                 Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: N/A

2)	Form, Schedule or Registration Statement No.: N/A

3)	Filing Party: N/A

4)	Date Filed: N/A

__________

PASSPORT POTASH INC.

608 – 1199 West Pender Street, Vancouver, British Columbia, Canada V6E 2R1
Telephone: (604) 687-0300 and Facsimile: (604) 687-0151

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

To Be Held On December 11, 2014

To the Shareholders of Passport Potash Inc.:

            We will hold an annual general meeting of the shareholders of Passport Potash Inc. (the “Company”) at the offices of McMillan LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Thursday, December 11, 2014 at 10:00 a.m. Pacific Time (the “Annual General Meeting”). The purpose of the Annual General Meeting will be:

1.	to receive the financial statements of the Company for the year ended February 28, 2014 together with the report of the auditors and related management discussion and analysis;

2.	to determine the number of directors at five;

3.	to elect Joshua Bleak, John Eckersley, David J. Salisbury, Frank Högel and Ali Rahimtula to our Board of Directors;

4.

to appoint Dale, Matheson, Carr-Hilton, LaBonte, LLP Chartered Accountants as the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2015 at a remuneration to be determined by the Directors of the Company;

5.	to transact any other business properly brought before the Annual General Meeting or any adjournment thereof.

            The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record of the Company's common stock at the close of business on November 3, 2014, are entitled to notice of, and to vote at, the Annual General Meeting or any adjournment thereof.

            It is important that your shares be represented and voted at the Annual General Meeting. If you are the registered holder of the Company's common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual General Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual General Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

            If you are planning to attend the Annual General Meeting in person, you will be asked to register before entering the Annual General Meeting. All attendees will be required to present government-issued photo identification (e.g., driver's license or passport) to enter the Annual General Meeting. If you are a shareholder of record, your ownership of the Company's common stock will be verified against the list of shareholders of record as of November 3, 2014, prior to being admitted to the Annual General Meeting. If you are not a shareholder of record and hold your shares of common stock in "street name" (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of November 3, 2014, such as your most recent account statement prior to November 3, 2014, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

By Order of the Board of Directors

PASSPORT POTASH INC.

By:	/s/ Joshua Bleak
Joshua Bleak
President and Chief Executive Officer
November 7, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON
DECEMBER 11, 2014:

The Proxy Statement and form of Proxy, as well as the
Company’s Annual Report on Form 10-K for the year ended February 28, 2014 are available on the Internet at:

http://passportpotash.com/pdf/proxy2014.pdf
__________

i

PASSPORT POTASH INC.

608 – 1199 West Pender Street, Vancouver, British Columbia, Canada V6E 2R1
Telephone: (604) 687-0300 and Facsimile: (604) 687-0151

PROXY STATEMENT
FOR THE 2014 ANNUAL GENERAL MEETING OF THE SHAREHOLDERS TO BE
HELD ON DECEMBER 11, 2014

THE ANNUAL GENERAL MEETING

General

            This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the “Board of Directors”) of Passport Potash Inc. (“we”, the “Company” or “Passport”) for use in connection with the Company’s 2014 Annual General Meeting of shareholders (the “Annual Meeting”) to be held on December 11, 2014 at 10:00 a.m. (Pacific Time) at the offices of McMillan LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of Annual Meeting.

            This proxy statement, the notice of Annual Meeting and the enclosed form of proxy are expected to be mailed to our shareholders on or about November 13, 2014. Our annual report on Form 10-K for the fiscal year ended February 28, 2014, including financial statements for the fiscal year ended February 28, 2014, will also be mailed to our shareholders with this proxy statement, but such annual report does not constitute a part of this proxy statement.

           Our principal executive office is located at 608 – 1199 West Pender Street, Vancouver, British Columbia, Canada V6E 2R1.

Manner of Solicitation and Expenses

            This proxy solicitation is made on behalf of our Board of Directors. Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. We will bear the expenses incurred in connection with the solicitation of proxies for the Annual Meeting. Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of November 3, 2014 (the “Record Date”).

Record Date and Voting Shares

            Our Board of Directors has fixed the close of business on November 3, 2014, as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were 109,490,859 shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting. Holders of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record as of the Record Date. There is no cumulative voting in the election of directors.

Quorum

            A quorum is necessary to hold a valid meeting of our shareholders. The required quorum for the transaction of business at the Annual Meeting is at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least 5% of the issued shares as of the Record Date.

            In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares must be present at the Annual Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

  shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;
  shares represented by properly executed proxies for which no voting instruction has been given; and
  broker non-votes.

            Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

            If you are a registered holder of shares of our common stock on the Record Date, you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under “Voting of Proxies.” If you hold shares of our common stock in “street name” through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Voting of Proxies

Registered Shareholders

            Registered Shareholders may wish to vote by proxy whether or not they are able to attend the Annual Meeting in person. Registered Shareholders electing to submit a proxy may do so by:

(a)

completing, dating and signing the enclosed form of proxy and returning it to the Company’s transfer agent, Computershare Investor Services Inc., by fax within North America at 1-866-249-7775, outside North America at (416) 263-9524, or by mail to the 8th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, or by hand delivery at 3rd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9;

(b)

using a touch-tone phone to transmit voting choices to a toll free number at 1-866- 732-8683 and following the instructions of the voice response system by providing the Holder ID and Holder Code located beside your name on the proxy form on the lower left hand side. If the Holder ID and Holder Code are not on the proxy, it will be on the back of the flyer enclosed with this material. Instructions are then conveyed by use of the touchtone selections over the telephone; or

(c)

using the internet through the website of Computershare Investor Services Inc. at www.investorvote.com. Registered Shareholders must follow the instructions that appear on the screen and refer to the enclosed proxy form for the Holder ID and Holder Code and the proxy access number;

in all cases ensuring that the proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Annual Meeting or the adjournment thereof at which the proxy is to be used.

Beneficial Shareholders

            The following information is of significant importance to shareholders who do not hold shares of Company’s common stock (“Common Shares”) in their own name (each a “Beneficial Shareholder”). Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Annual Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of Common Shares) or as set out in the following disclosure.

            If Common Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Common Shares will not be registered in the shareholder’s name on the records of the Company. Such Common Shares will more likely be registered under the names of intermediaries. In the United States, the vast majority of such Common Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

            Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of meetings of shareholders. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

            There are two kinds of Beneficial Shareholders - those who object to their name being made known to the issuers of securities which they own (called “OBOs” for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called “NOBOs” for Non-Objecting Beneficial Owners).

            The Company is taking advantage of the provisions of The Canadian Securities Administrators National Instrument 54-101 “Communication with Beneficial Owners of Securities of a Reporting Issuer” that permit it to deliver proxy-related materials directly to its NOBOs. As a result NOBOs can expect to receive a scannable Voting Instruction Form (“VIF”) from our transfer agent, Computershare Investor Services Inc. (“Computershare”). The VIF is to be completed and returned to Computershare as set out in the instructions provided on the VIF. Computershare will tabulate the results of the VIFs received from NOBOs and will provide appropriate instructions at the Annual Meeting with respect to the shares represented by the VIFs they receive.

            These securityholder materials are being sent to both registered and non-registered owners of the securities of the Company. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name, address and information about your holdings of securities, were obtained in accordance with applicable securities regulatory requirements from the intermediary holding securities on your behalf.

            By choosing to send these materials to you directly, the Company (and not the intermediary holding securities on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your VIF as specified in the request for voting instructions that was sent to you.

            Beneficial Shareholders who are OBOs should follow the instructions of their intermediary carefully to ensure that their Common Shares are voted at the Annual Meeting.

            The form of proxy supplied to you by your broker will be similar to the proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote your Common Shares on your behalf. Most brokers delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) in the United States and in Canada. Broadridge mails a VIF in lieu of a proxy provided by the Company. The VIF will name the same persons as the Company’s Proxy to represent your Common Shares at the Annual Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than any of the persons designated in the VIF, to represent your Common Shares at the Annual Meeting and that person may be you. To exercise this right, insert the name of the desired representative (which may be yourself) in the blank space provided in the VIF. The completed VIF must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge’s instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Annual Meeting and the appointment of any shareholder’s representative. If you receive a VIF from Broadridge, the VIF must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Annual Meeting in order to have your Common Shares voted or to have an alternate representative duly appointed to attend the Annual Meeting and vote your Common Shares at the Annual Meeting.

Revocation of Proxies

            A shareholder who has given a proxy may revoke it at any time in so far as it has not been exercised. A proxy may be revoked, as to any matter on which a vote shall not already have been cast pursuant to the authority conferred by such proxy, by instrument in writing executed by the shareholder or by his attorney authorized in writing or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized, and deposited either with the Company or to Computershare Investor Services Inc., 510 Burrard Street, Vancouver, B.C. V6C 3B9 at any time up to and including 48 hours preceding the Meeting (excluding Saturdays, Sundays, and holidays), or any adjournment thereof, at which the proxy is to be used or with the Chairman of such Annual Meeting preceding the commencement of such Annual Meeting or any adjournment thereof, and upon either of such deposits the proxy is revoked. A proxy may also be revoked in any other manner permitted by law.

Exercise of Discretion by Proxies

            The persons named in the enclosed form of proxy will vote the Common Shares in respect of which they are appointed in accordance with the direction of the shareholders appointing them on any ballot that may be called for. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to:

(a)	each matter or group of matters identified therein for which a choice is not specified, other than the appointment of an auditor and the election of directors,

(b)	any amendment to or variation of any matter identified therein, and

(c)	any other matter that properly comes before the Annual Meeting.

            In respect of a matter for which a choice is not specified in the proxy, the management appointee acting as a proxyholder will vote in favour of each matter identified on the proxy and, if applicable, for the nominees of management for directors and auditors as identified in the proxy.

Votes Required

            Proposal One – Number of Directors: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the approval of the number of directors. Shareholders may vote in favor or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be “votes cast”, and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

            Proposal Two – Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. A vote is withheld when a properly executed proxy is marked WITHHOLD for the election of one or more directors. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors. Further, brokers may not cast discretionary “uninstructed” votes in any election of directors.

            Proposal Three – Appointment of Accountants: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants. Shareholders may vote in favor or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be “votes cast”, and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

Shareholder Proposals

            No proposals have been received from any shareholder to be considered at the Annual Meeting.

Other Matters

            It is not expected that any matters other than those referred to in this proxy statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

            None of the following persons has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, except in so far as they may be elected to office:

  each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

  each nominee for election as one of our directors; or

  any associate of any of the foregoing persons.

            None of the above persons has received any extra or special benefit in their capacity as a security holder of the Company.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth information as of November 3, 2014 regarding the beneficial ownership of our common stock by:

  each person who is known by us to beneficially own more than 5% of our shares of common stock; and

  each named executive officer, each director, and all of our directors and executive officers as a group.

            The number of shares beneficially owned and the percentage of shares beneficially owned are based on 109,490,859 shares of common stock outstanding as of November 3, 2014.

            For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following November 3, 2014, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Title of class	Name and address of beneficial owner(1)	Amount and nature of beneficial owner(2)	Percentage of class(3)
Common Stock	Joshua Bleak	5,245,864 (4)	4.7%
Common Stock	Ali Rahimtula	845,000 (5)	(*)%
Common Stock	David J. Salisbury	1,534,859 (6)	1.4%
Common Stock	John Eckersley	5,298,939 (7)	4.8%
Common Stock	Michael Schlumpberger	287,500 (8)	(*)%
Common Stock	Frank Högel	Nil	N/A
Common Stock	Bill Allred	Nil	N/A
Common Stock	All executive officers and directors as a group (seven persons)	13,212,162 (9)	11.7%

Notes:
(*)	Less than 1%.
(1)	The address of our officers and directors is our Company’s address, which is 608 – 1199 W. Pender St., Vancouver, BC, Canada, V6E 2R1.
(2)

Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(3)	Based on 109,490,859 shares of our common stock issued and outstanding as of November 3, 2014.
(4)

This figure includes: (i) 2,466,594 shares of common stock held by Joshua Bleak; (ii) 1,216,145 shares of common stock held of record by Joshua Bleak Corp. which are deemed to be indirectly owned and controlled by Joshua Bleak (iii) 300,000 stock options held of record by Joshua Bleak which are vested and are exercisable into 300,000 shares of common stock at CAD$0.64 per share expiring on January 10, 2016; (iv) 530,000 stock options held of record by Joshua Bleak which are vested and are exercisable into 530,000 shares of common stock at CAD$0.40 per share expiring on February 10, 2016; (v) 167,875 stock options held of record by Joshua Bleak which are vested and are exercisable into 167,875 shares of common stock at CAD$0.40 per share expiring on March 3, 2016; (vi) 420,250 stock options held of record by Joshua Bleak which are vested and are exercisable into 420,250 shares of common stock at CAD$0.84 per share expiring on September 12, 2016; and (vii) 145,000 stock options held of record by Joshua Bleak which are vested and are exercisable into 145,000 shares of common stock at CAD$0.36 per share expiring on July 2, 2018.

(5)

This figure includes: (i) 500,000 shares of common stock options held of record by Transnational Enterprises Ltd. which are deemed to be indirectly owned and controlled by Ali Rahimtula.; (ii) 75,000 stock options held of record by Ali Rahimtula which are vested and are exercisable into 75,000 shares of common stock at CAD$1.18 per share expiring on June 21, 2016; (iii) 125,000 stock options held of record by Ali Rahimtula which are vested and are exercisable into 125,000 shares of common stock at CAD$0.76 per share expiring on January 20, 2017; and (iv) 145,000 stock options held of record by Ali Rahimtula which are vested and are exercisable into 145,000 shares of common stock at CAD$0.36 per share expiring on July 2, 2018.

(6)

This figure includes: (i) 102,750 shares of common stock held by David Salisbury; (ii) 912,109 shares of common stock held of record by Double Jointed Solutions LLC, which are deemed to be indirectly owned and controlled by David Salisbury; (iii) 375,000 stock options held of record by David Salisbury which are vested and are exercisable into 375,000 shares of common stock at CAD$0.76 per share expiring on January 20, 2017; and (iv) 145,000 stock options held of record by David Salisbury which are vested and are exercisable into 145,000 shares of common stock at CAD$0.36 per share expiring on July 2, 2018.

(7)

This figure includes: (i) 69,450 shares of common stock held by John Eckersley; (ii) 2,026,909 shares of common stock held of record by John H. Eckersley Corp., which are deemed to be indirectly owned and controlled by John Eckersley; (iii) 2,572,080 shares of common stock held of record by MJI Resource Management Inc., which are deemed to be indirectly owned and controlled by John Eckersley; (iv) 135,500 stock options held of record by John Eckersley which are vested and are exercisable into 135,500 shares of common stock at CAD$1.18 per share expiring on June 21, 2016; and (v) 350,000 stock options held of record by John Eckersley which are vested and are exercisable into 350,000 shares of common stock at CAD$0.76 per share expiring on January 20, 2017; and (vi) 145,000 stock options held of record by John Eckersley which are vested and are exercisable into 145,000 shares of common stock at CAD$0.36 per share expiring on July 2, 2018.

(8)

This figure includes: (i) 37,500 shares of common stock held by Michael Schlumpberger; (ii) 250,000 stock options held of record by Michael Schlumpberger which are vested and are exercisable into 250,000 shares of common stock at CAD$0.36 per share expiring on July 2, 2018.

(9)	This figure includes: (i) 9,903,537 shares of common stock and (ii) stock options to purchase 3,308,625 shares of our common stock.

            The following table sets forth, as of November 3, 2014, certain information regarding beneficial ownership of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock.

Title of class	Name and address of beneficial owner	Amount and nature of beneficial owner(1)	Percentage of class(2)
Common Stock	Phillip Frost c/o 4400 Biscayne Blvd., #850 Miami, FL 33137	18,340,638 (3)	16.3%
Common Stock	Barry Honig c/o 4400 Biscayne Blvd., #850 Miami, FL 33137	9,603,047 (4)	8.6%
Common Stock	Michael Brauser c/o 4400 Biscayne Blvd., #850 Miami, FL 33137	9,133,431 (5)	8.2%
Common Stock	Concept Capital Management Trust Company Complex, Ajeltake Road, Ajeltake Islands, Majuro MH 96960, Marshall Islands	45,250,000 (6)	19.9% (7)

Notes

(1)

Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)	Based on 109,490,859 shares of our common stock issued and outstanding as of November 3, 2014.
(3)

This figure includes: (i) 15,069,805 shares of common stock held by Frost Gamma Investments Trust, which are deemed to be indirectly owned and controlled by Phillip Frost; (ii) 250,000 stock options held of record by Phillip Frost which are vested and are exercisable into 250,000 shares of common stock at CAD$1.18 per share expiring on June 21, 2016; (iii) 625,000 warrants held of record by Frost Gama Investments Trust, which are deemed to be indirectly owned and controlled by Phillip Frost, and which are exercisable into 625,000 shares of common stock at $0.12 per share expiring on August 19, 2016; and (v) 9.5% convertible debenture of $287,500 held of record by Frost Gama Investments Trust, which are deemed to be indirectly owned and controlled by Phillip Frost, and which are convertible into 2,395,833 shares of common stock at $0.12 per share before August 19, 2016 without giving effect to accrued interest.

(4)

This figure includes: (i) 3,301,773 shares of common stock held by Barry Honig; (ii) 1,287,386 shares of common stock held by GRQ Consultants, Inc. 401K, which are deemed to be indirectly owned and controlled by Barry Honig; (iii) 3,055,555 shares of common stock held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig, which are deemed to be indirectly owned and controlled by Barry Honig; (iv) 300,000 stock options held of record by Barry Honig which are vested and are exercisable into 300,000 shares of common stock at CAD$0.64 per share expiring on January 10, 2016; (v) 450,000 stock options held of record by Barry Honig which are vested and are exercisable into 450,000 shares of common stock at CAD$0.40 per share expiring on February 10, 2016; (vi) 250,000 warrants held of record by Barry Honig which are vested and exercisable into 250,000 shares of common stock at $0.12 per share expiring on August 19, 2016; and (vii) 9.5% convertible debenture of $115,000 held of record by Barry Honig convertible into 958,333 shares of common stock at $0.12 per shares before August 19, 2016 without giving effect to accrued interest.

(5)

This figure includes (i) 5,107,048 shares of common stock held by Michael Brauser; (ii) 96,250 shares of common stock jointly held with wife; (iii) 2,102,800 shares of common stock held by Birchtree Capital, LLC, which are deemed to be indirectly owned and controlled by Michael Brauser; (iv) 69,000 shares of common stock held by Grander Holdings, Inc. 401K Profit Sharing Plan, which are deemed to be indirectly owned and controlled by Michael Brauser; (v) 550,000 stock options held of record by Michael Brauser which are vested and are exercisable into 550,000 shares of common stock at CAD$0.40 per share expiring on February 10, 2016; (vi) 250,000 warrants held of record by Michael Brauser which are vested and exercisable into 250,000 shares of common stock at $0.12 per share expiring on August 19, 2016; and (vii) 9.5% convertible debenture of $115,000 held of record by Michael Brauser convertible into 958,333 shares of common stock at $0.12 per shares before August 19, 2016 without giving effect to accrued interest.

(6)

This figure includes (1) 9.5% convertible debenture of $3,910,000 held of record by Concept Capital Management, which is deemed to be indirectly owned and controlled by Bernd Hogel, convertible into 32,583,333 shares of common stock at $0.12 per share before August 19, 2016 without giving effect to accrued interest; (ii) 8,500,000 warrants held of record by Concept Capital Management, which are deemed to be indirectly owned and controlled by Bernd Hogel, which are vested and exercisable into 8,500,000 shares of common stock at $0.12 per share expiring on August 19, 2016; (iii) 9.5% convertible debenture of $500,000 held of record by Concept Capital Management, which is deemed to be indirectly owned and controlled by Bernd Hogel, convertible into 4,166,667 units at $0.12 per unit, with each unit comprised of one share of common stock and one warrant, which warrants are exercisable into 4,166,667 shares of common stock at $0.12 per share before May 29, 2018, without giving effect to accrued interest.

(7)

Concept Capital Management is restricted pursuant to a contractual obligation in each of the $3,910,000 and the $500,000 convertible debentures from converting such debentures if, after giving effect to such conversion, the holder together with any person or company acting jointly or in concert with Concept Capital Management, would in the aggregate beneficially own, or exercise control or direction over that number of our voting securities which is 20% or greater of our total issued and outstanding voting securities, immediately after giving effect to such conversion.

            We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

            We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

PROPOSAL NUMBER ONE:

NUMBER OF DIRECTORS

Number of Directors

            The Board is presently comprised of five members. Shareholders will be requested to approve an ordinary resolution that the number of directors elected be fixed at five.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
VOTE “FOR” FIXING THE NUMBER OF DIRECTORS AT FIVE

PROPOSAL NUMBER TWO:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

            We propose to elect five directors, each to hold office until each director’s successor is elected and qualified at our next Annual Meeting.

            The persons named in the enclosed proxy will vote for the election of the nominees listed under “Nominees for Election of Directors” below unless you instruct them otherwise, or unless a nominee is unwilling to serve as a director of our Company. Our Board of Directors has no reason to believe that any nominee will be unwilling to serve, but if a nominee should determine not to serve, the persons named in the proxy may vote for another candidate nominated by our Board of Directors.

            The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director.

Advance Notice Provision

On September 12, 2013, the shareholders of the Company approved the alteration of the Company’s articles for the purpose of adopting advance notice provisions (the "Advance Notice Provision"). The Advance Notice Provision provides for advance notice to the Company in circumstances where nominations of persons for election to the Board of directors of the Company (the "Board") are made by shareholders of the Company other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the BCA or (ii) a shareholder proposal made pursuant to the provisions of the BCA.

The purpose of the Advance Notice Provision is to foster a variety of interests of the shareholders and the Company by ensuring that all shareholders - including those participating in a meeting by proxy rather than in person - receive adequate notice of the nominations to be considered at a meeting and can thereby exercise their voting rights in an informed manner. Among other things, the Advance Notice Provision fixes a deadline by which holders of Common Shares must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the minimum information that a shareholder must include in the notice to the Company for the notice to be in proper written form.

The Advance Notice Provision also requires all proposed director nominees to deliver a written representation and agreement that such candidate for nomination, if elected as a director of the Company, will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership, majority voting and insider trading policies and other policies and guidelines of the Company applicable to directors and in effect during such person’s term in office as a director.

            The foregoing is merely a summary of the Advance Notice Provision, is not comprehensive and is qualified by the full text of such provision which is available in Schedule "C" of the Company’s Information Circular filed on August 14, 2013 under the Company’s profile on SEDAR at www.sedar.com.

            The Company has not received notice of a nomination in compliance with the Advance Notice Provision and, as such, any nominations other than nominations by or at the direction of the Board of Directors or an authorized officer of the Company will be disregarded at the Annual Meeting.

Nominees for Election as Directors

            Joshua Bleak, Ali Rahimtula, David J. Salisbury, John Eckersley and Frank Högel, each of whom is a current director, have been nominated by our Board of Directors for election. It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of these individuals and each of the nominees has consented to being named in this proxy statement and to serve, if elected. In the event that any or all of these individuals should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

Directors and Executive Officers

            The following table provides information regarding our directors (each of whom is a nominee for re-election to our Board of Directors) and executive officers:

Name and Municipality of
Residence	Age	Current Office with Passport Potash Inc.	Director Since
Joshua Bleak Apache Junction, Arizona	33	President, Chief Executive Officer and Director	April 12, 2010

Bill Allred Prima, Arizona	77	Chief Financial Officer	March 1, 2014(1)

Ali Rahimtula Surrey, BC, Canada	67	Director	October 28, 2011

David J. Salisbury Newton, Utah	61	Chairman of the Board (non-executive) and Director	January 16, 2012

John Eckersley Apache Junction, Arizona	54	Executive Vice-President, Corporate Secretary and Director	July 15, 2011

Frank Högel Guaira, Paraguay	41	Vice Chairman (non-executive) and Director	February 19, 2014

Michael Schlumpberger Lima, Ohio	50	Chief Operating Officer	June 3, 2013(2)

(1)        Mr. Allred was a director from September 12, 2013 to February 19, 2014 when he resigned. Mr. Allred was appointed as our CFO on March 1, 2014.
(2)        Mr. Schlumpberger is not a director and was appointed as our COO on June 3, 2013.

            The following is a description of the business background of the directors and director nominees of our Company:

            Joshua Bleak. Mr. Bleak has been our President, Chief Executive Officer since January 11, 2011 and a director of our Company since April 12, 2010. Mr. Bleak is experienced in the mining and exploration industry as well as being fourth generation in a family with a rich mining and exploration background. From December 24, 2009 to current, Mr. Bleak serves as President, CEO, Treasurer and a director of Continental Resources Group, Inc. (OTCBB: CRGC) which is involved in exploring and developing uranium prospects. Since January 26, 2012, Mr. Bleak has served as a director of American Strategic Minerals Corporation (OTCBB: ASMC) which is engaged in the acquisition and exploration of properties that may contain uranium mineralization. Since October 2008, Mr. Bleak has served as the President and a director of North American Environmental Corp., a consulting company specializing in mining project management, permitting, lobbying and land tenure. From February 2007 to September 2008, he served as Manager of NPX Metals, Inc., an exploration and mining company. Since January 2005 he has served as Secretary and a director of Pinal Realty Investments Inc., a real estate development company. Mr. Bleak’s qualification to serve on our Board of Directors is based on his experience in the mining industry in general.

            Ali Rahimtula. Mr. Rahimtula has served as a director of our Company since October 28, 2011. Since 1979, Mr. Rahimtula has served as the President and founder of Transnational Enterprises LTD., d/b/a Transfert America. Transnational Enterprises LTD. is a member of the Rahimtula Group. The Rahimtula Group was a pioneer of the fertilizer business in India, and has been a domestic industry leader since the 1960’s. They are a global company, recognized for their extensive business networks to supply international fertilizer manufacturers for their critical raw materials such as sulphur, rock phosphate, ammonia, phosphoric acid and potash. The Rahimtula group has operated in the traditional markets of India and Pakistan but has also expanded its area of operations into other countries such as Brazil, Vietnam, China, Thailand, Philippines, and South Africa. They are also experienced in executing joint-venture fertilizer production and marketing contracts in the Middle East, Asia, and Africa as well as in Europe and the CIS. Mr. Rahimtula’s qualifications to serve on our Board of Directors is based on his experience and expertise in the fertilizer industry. He has and can contribute by securing large customers of international repute for the Company as joint venture partners who can buy potash on long term off take agreements. Also, Mr. Rahimtula brings to the Company his experience in logistics, such as port infrastructure developments and organizing export shipping in containers and bulk vessel chartering.

            David J. Salisbury. Mr. Salisbury has served as our Chairman of the board and a director of our Company since January 16, 2012. Mr. Salisbury has had an extensive career in the mining industry, spanning four decades, including seventeen years with Rio Tinto PLC. During his career he has had experience in almost all phases of mine development and operation, including: operating and capital budget development, operating cost control, product quality, profit/loss analysis, engineering, safety, field operations and maintenance, strategic planning, environmental compliance, market development, merger and acquisition analysis, employee relations, community relations, public relations and government relations at both the state and federal levels.

            Mr. Salisbury was President and CEO of Resolution Copper Mining (“Resolution Copper”) (Resolution Copper Mining is a joint venture between Rio Tinto and BHP and is not publicly traded), from 2008 to his retirement on January 31, 2011. At Resolution Copper he was responsible for the development of a deep underground copper mine in Superior, Arizona. One of his primary responsibilities was a legislative land exchange involving 3,025 acres of federal land in exchange for 5,500 acres of ecologically important private land. His role at Resolution Copper required significant interaction and engagement with members of the U.S. Congress, federal agencies, the Governor of the State of Arizona and State legislators. He was also responsible for leading the activities of integrating all engineering studies and design with environmental permitting, progressive development of the future operations culture and working environment, health and safety, project budget controls and community relations.

            From 2006 through 2008, Mr. Salisbury was President and CEO of Kennecott Minerals Company (Kennecott Minerals is a wholly-owned subsidiary of Rio Tinto and is not publicly traded), where he was responsible for the comprehensive management of underground operations in Juneau, Alaska; open cut/heap leach gold in Nevada; and the development and construction of an underground nickel operation in Michigan.

            Mr. Salisbury was a leader for the Rio Tinto global improvement program, Improving Performance Together, from 2004 through 2006. He led one of four major streams of work aimed at bringing about radical change in the way Rio Tinto conducts business. This responsibility covered the engineering and operation of processing operations at all Rio Tinto operations and involved leading a team of eight general managers and managers in diagnosing current state, formulating solutions, implementing pilot trials and ultimately rolling out change across the global group.

            Mr. Salisbury was Managing Director and CEO of Rössing Uranium Ltd. (Rossing Uranium is majority owned by Rio Tinto and is not publicly traded) from 2001 through 2004. The Rössing mine employed 1,200 people and produces U3O8 for the global nuclear fuel industry, representing 8% of the global primary supply. During his tenure the mine achieved its historical best safety performance while increasing production and decreasing staff by 33%.

            While with Rio Tinto, Mr. Salisbury also held Senior Executive positions with Kennecott Ridgeway Mining Company and Kennecott Energy Company.

            Prior to joining Rio Tinto Mr. Salisbury was the President of Cordero Mining Company/Sun Coal Company (1992 to 1993) and responsible for the operation of the Cordero Mine, the seventh largest coal mine in the United States. At Cordero he completed a major organizational restructuring to reduce cost and improve efficiency, dropping operating costs by 10%.

            Mr. Salisbury served as President and COO of the Al Hamilton Operating Company/Bradford Coal Company (1990 to 1992) where he was responsible for the operation of 9 active mines in a 30 mile radius of Clearfield, PA. During his tenure he improved the financial performance of this operation and was able to bring it into profitability.

            From 1989 to 1990, Mr. Salisbury served as President of The Coteau Properties Company/North American Coal Corporation where he was responsible for the construction, management and operation of a 12 million tons per year surface lignite mine near Beulah, North Dakota. The Coteau Properties Company/North American Coal Corporation had annual sales of $86 million US dollars to the only commercial coal gasification plant in the United States. Mr. Salisbury administered a 20 year contract with the sole coal customer, and negotiated a new contract extension adding a new coal field and additional production up to 16 million tons per year.

            Mr. Salisbury served in various management positions with The Coteau Properties Company/North American Coal Corporation from 1978 through 1989. He was the project manager responsible for the oversight of design, contract administration and construction management of the Freedom Mine, a greenfield mine facility valued at $186 million. The project was completed on time and under budget.

            Mr. Salisbury’s qualification to serve on our Board of Directors is based on his extensive experience in the mining industry in general.

            John Eckersley. Mr. Eckersley has served as our Vice President, Legal and Corporate Affairs since December 2010 and has served as a director of our Company since July 15, 2011. Mr. Eckersley has practiced law as a solo practitioner since 1999. His practice focuses on securities compliance, corporate governance and estate planning. Mr. Eckersley served as the Executive Vice President, Secretary and Treasurer of Digital Business Resource, Inc., a telecommunications company, from 1996 to 1999, where he was a founder, and was responsible for developing systems for office management, accounting, client services, vendor coordination and marketing. Mr. Eckersley served as the General Counsel of TIMI, a public finance advisory company, where he advised the company on corporate strategy and was responsible for the company’s compliance filings. Mr. Eckersley has served as a director of Silver Horn Mining Ltd. (OTCBB: SILV) since July 21, 2011, which is involved in the acquisition and exploration of properties that may contain mineral resources, principally silver. Mr. Eckersley received his Bachelor of Science, cum laude, and his Juris Doctorate from the University of Utah. Mr. Eckersley’s qualifications to serve on our Board of Directors is based on his corporate experience and knowledge of the resources industry.

Frank Högel. Mr. Högel has served as Executive Chairman and as a director of our Company since February 19, 2014. Mr. Högel currently serves as President and Chief Executive Officer of Peter Beck Performance Fonds and Peter Beck and Partner Asset Management Company Limited and has been in such positions since January 2002. In addition, from September 2007 to present, Mr. Högel has been a director of Concept Capital Management, an asset management company focused on evaluating Canadian resource companies for convertible debenture financings as well as structuring gold and silver loans. Mr. Högel has a Master of Business Administration (FH) degree from the University of Nürtingen, Germany, which he received in June 1999, with a focus on financial management, banking and international business & management. Mr. Högel’s qualifications to serve on our Board of Directors is based on his corporate experience, financial experience and knowledge of the resources industry.

Significant Employees

            We have no significant employees and our officers and directors provide their services on a consulting basis.

Family Relationships

            There are currently no family relationships between any of the members of our Board of Directors or our executive officers.

Involvement in Certain Legal Proceedings

            Except as disclosed in this proxy statement, during the past ten years none of the following events have occurred with respect to any of our proposed nominees for election as a director or was a director or executive officer of any company (including our Company):

1.

A petition under any legislation relating to bankruptcy laws or insolvency laws was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; become bankrupt, or subject to or instituted any proceedings, arrangements or compromise with creditors;

2.	Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.	Engaging in any type of business practice; or

iii.

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of applicable securities legislation, whether federal, state or provincial or any applicable commodities legislation;

4.

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5.	Such person was subject to a cease trade or similar order or an order denying the relevant company access to any exemptions under securities legislation, for more than 30 consecutive days;

6.

Such person was subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under the securities legislation, for a period of more than 30 consecutive days;

7.

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

8.

Such person was subject to any penalties or sanctions imposed by a court of competent jurisdiction relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority;

9.

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

10.

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.	Any Federal or State securities or commodities law or regulation; or

ii.

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or

iii.	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

11.

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the U.S. Securities Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

            There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

Meetings of Directors During the Last Fiscal Year

            The Company’s Board of Directors held four meetings during the fiscal year ended February 28, 2014. Each director attended at least 75% of the aggregate of: (i) the total number of board meetings held while he or she was a director; and (ii) the total number of meetings held by committees on which he or she served during the periods that he or she served.

            The Company does not have a formal policy with respect to director attendance at annual shareholders meetings, however, all directors are encouraged to attend. A total of one director from the Board of Directors as it was comprised at the time attended the annual shareholders meeting last year.

Committees of the Board of Directors

            Our Board of Directors currently only has an audit committee. The audit committee was established in August, 2007.

            The following provides information regarding the Company’s audit committee and summarizes the functions of such committee.

Audit Committee

            National Instrument 52-110 of the Canadian Securities Administrators (“NI 52-110”) requires the Company, as a venture issuer, to disclose annually in its information circular (proxy statement) certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth in the following.

            The Company’s audit committee is governed by an audit committee charter, the text of which is attached as Schedule A to this Proxy Statement.

            The Company’s audit committee is currently comprised of three directors, David Salisbury, Frank Högel and John Eckersley. Mr. Eckersley is not independent as he is the Vice President of the Company. All of the audit committee members are “financially literate”. The Company is relying upon the exemption in section 6.1 of NI 52-110 in respect of the composition of its audit committee and in respect of its reporting obligations under NI 52-110 for the year ended February 28, 2014. This exemption exempts a “venture issuer” from the requirement to have 100% of the members of its audit committee independent, as would otherwise be required by NI 52-110. Our Board has determined that David Salisbury qualifies as an “audit committee financial expert” as defined under applicable SEC rules and also meets the additional criteria for independence of audit committee members set forth in Rule 10A-3(b)(l) under the Exchange Act.

            See heading “Election of Directors” for disclosure on relevant experience for each member of the audit committee. Each member of the audit committee has an understanding of the accounting principles used by the issuer to prepare its financial statements, and the ability to assess the general application of those principles in connection with estimates, accruals and reserves;

  experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the issuer’s financial statements, or experience actively supervising individuals engaged in such activities; and

  an understanding of internal controls and procedures for financial reporting.

            Since the commencement of the Company’s most recently completed financial year, the Company’s Board has not failed to adopt a recommendation of the audit committee to nominate or compensate an external auditor.

            The Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 which provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110, in whole or in part.

            The audit committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company’s Board of Directors, and where applicable the audit committee, on a case-by-case basis.

            The audit committee discharged its mandate in respect of the financial year ended February 28, 2014, including the review and recommendation to the Board of Directors in respect of all financial disclosure contained in our Company’s public documents.

            The audit committee held one meetings during the year ended February 28, 2014, and also acted through the adoption of written consent resolutions.

Report of the Audit Committee

            The audit committee has reviewed and discussed the audited consolidated financial statements for the year ended February 28, 2014 with the Company’s management. In addition, the audit committee has discussed with the Company’s independent registered public accounting firm, Dale Matheson Carr-Hilton Labonte, LLP, the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The audit committee has received the written disclosures and the letter from Dale Matheson Carr-Hilton Labonte, LLP required by Public Accounting Oversight Board Rule No. 3526, Communications with Audit Committees Concerning Independence, and has discussed, with Dale Matheson Carr-Hilton Labonte, LLP, their independence. The audit committee considered the compatibility of non-audit services with the auditors’ independence. Based on the discussions and reviews referenced above, the audit committee recommended to the Company’s Board of Directors that the audited consolidated financial statements for the year ended February 28, 2014 be included in the Company’s Annual Report on Form 10-K. The audit committee has selected Dale Matheson Carr-Hilton Labonte, LLP to serve as the Company’s Independent Registered Public Accounting Firm for the year 2014.

            The audit committee of the Board of Directors of Passport Potash Inc.:

Frank Högel
David Salisbury
John Eckersley

Nomination of Directors

            The Board considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.

            The Board does not have a nominating committee, and these functions are currently performed by the Board as a whole. However, if there is a change in the number of directors required by the Company, this policy will be reviewed.

Compensation

            The Board, as a whole, determines compensation for the directors and executive officers.

Shareholder Communications

            Shareholders may contact the Board of Directors of the Company either by: (a) writing to Passport Potash Inc., 608-1199 West Pender Street, Vancouver, British Columbia V6E 2R1, Attn: Board of Directors; or (b) sending an e-mail message to info@passportpotash.com.

            Our Corporate Secretary will conduct an initial review of all such shareholder communications and will forward the communications to the appropriate person, to the appropriate committee of the Board of Directors, or the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practical taking into consideration the nature of the communication and whether expedited review is appropriate.

Certain Relationships and Related Transactions

            Except as described herein, none of the following parties (each a “Related Party”) has, in our fiscal years ended February 28, 2014 and February 28, 2013, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

  any of our directors or officers;
  any person proposed as a nominee for election as a director;
  any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or
  any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the above persons.

            During the year ended February 28, 2014, we paid $60,000 to David Salisbury, our director, for consulting fees. Mr. Salisbury receives $10,000 per month for consulting services pursuant to a Consulting Agreement, dated January 16, 2012. We owed Mr. Salisbury $4,046 as at February 28, 2014.

            During the year ended February 28, 2014, we paid $180,000 to Joshua Bleak, our director and officer, for management fees. In addition, during the year ended February 28, 2014, we paid $Nil to North American Environmental Corp. (“NAEC”), a company controlled by Joshua Bleak, for exploration services (site preparation, drilling, site reclamation and materials transportation) and owed this company $382 as at February 28, 2014. During the year ended February 28, 2013, we paid a total of $49,500 to NAEC and owed this company CAD$382 as at February 28, 2013. There is no written contract between us and NAEC, and NAEC issues invoices when work is performed based on the activity and/or the equipment used to perform the work.

            During the year ended February 28, 2014, we paid $60,000 to Dennis Ickes, former director, for professional services. Mr. Ickes received $5,000 per month pursuant to a Professional Services Agreement, dated December 14, 2011. We owed Mr. Ickes $Nil as at February 28, 2014.

            During the year ended February 28, 2014, we paid $150,000 to John Eckersley, our director and officer, for consulting fees.

            During the year ended February 28, 2014, we paid $300,000 to MJI Resource Management Corp., a company of which Mr. Eckersley is a director, for management fees as well as $324,000 for mineral exploration expenses. As of February 28, 2014, we owed MJI Resource Management Corp. $275,518.

            During the year ended February 28, 2014, we paid $135,000 to Michael X. Schlumpberger, our officer, for consulting fees. We owed Mr. Schlumpberger $103,665.46 as at February 28, 2014. Mr. Schlumpberger receives $11,250 per month through a consulting agreement between Schlumpberger Inc. and us dated June 3, 2013.

            During the year ended February 28, 2014, we paid $11,980 to Laara Shaffer, our former director and former Chief Financial Officer and Secretary, for administration fees.

            During the year ended February 28, 2014, we paid $49,074 to Transnational Enterprises Ltd., a company controlled by Ali Rahimtula, for consulting fees, and we owed Transnational Enterprises Ltd. $Nil as at February 28, 2014. Mr. Rahimtula receives CAD$5,000 per month through a Consulting Agreement between Transnational Enterprises Ltd. and us, dated January 1, 2012 .

            During the year ended February 28, 2014, we paid $67,379 to Joan Purdy for consulting fees.

            During the year ended February 28, 2014, we accrued $60,000 to Jerry Aiken, former director of the Company, for consulting fees and we owed Mr. Aiken $2,500 as at February 28, 2014.

            During the year ended February 28, 2014, we paid aggregate fees of $172,424 (2013 -$187,963) to Tarmac Management Ltd. ("Tarmac"), a private British Columbia company. Of these fees, $10,000 (2013 - $8,000) was paid for administration services rendered by Tarmac and its employees, and the balance represented reimbursements for rent and other expenses incurred by Tarmac on behalf of the Company.

            Our Board of Directors reviews any proposed transactions involving Related Parties and considerers whether such transactions are fair and reasonable and in our best interests.

Compensatory Arrangements

            Other than compensatory arrangements described above under “Certain Relationships and Related Transactions” and below under “Executive Compensation,” the Company has no other transactions, directly or indirectly, with its promoters, directors, senior officers or principal shareholders, which have materially affected or will materially affect the Company.

Conflicts of Interest

            To our knowledge, and other than as disclosed in this proxy statement, there are no known existing or potential conflicts of interest among the Company, its promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests except that certain of the directors and officers serve as directors and officers of other companies, and therefore it is possible that a conflict may arise between their duties to the Company and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership of the Company’s common stock and its other equity securities with the SEC. Copies of all filed reports are required to be furnished to the Company pursuant to Rule 16a-3 promulgated under the Exchange Act. Based solely on the reports received by the Company and on the representations of the reporting persons, the Company believes that these persons have complied with all applicable filing requirements during the fiscal year ended February 28, 2014, except as follows:

Name	Position Held	Late or Unfiled Report
Joshua Bleak	President, CEO and Director	Two Form 4s filed late
John Eckersley	Executive Vice President and Director	Two Form 4s filed late
David Salisbury	Director	Two Form 4s filed late
Ali Rahimtula	Director	Two Form 4s filed late
Bill Allred	Chief Financial Officer	Form 3 filed late
Michael X. Schlumpberger	Chief Operating Officer	Form 4 filed late
Frank Högel	Vice Chairman and Director	Form 3 unfiled
Laara Shaffer	Former CFO, Secretary and Director	Form 4 filed late
Dennis Ickes	Former Director	Form 4 filed late
Jerry Aiken	Former Director	Form 4 filed late
Concept Capital Management	Beneficial owner of more than 10%	Form 3 unfiled and two Form 4s unfiled

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

            The Board has not appointed a compensation committee and the responsibilities relating to executive and director compensation, including reviewing and recommending director compensation, overseeing the Company’s base compensation structure and equity-based compensation program, recommending compensation of the Company’s officers and employees, and evaluating the performance of officers generally and in light of annual goals and objectives, is performed by the Board as a whole.

            The Board also assumes responsibility for reviewing and monitoring the long-range compensation strategy for the Company’s senior management. The Board reviews the compensation of senior management on a semi-annual basis taking into account compensation paid by other issuers of similar size and activity.

Compensation Philosophy and Objectives

            The Company is a smaller reporting company as defined by Rule 12b-2 of the U.S. Securities Exchange Act of 1934, as amended, is a junior resource company and has limited resources. The compensation program for the senior management of the Company is designed within this context with a view that the level and form of compensation achieves certain objectives, including:

(a)	attracting and retaining qualified executives;
(b)	motivating the short and long-term performance of these executives; and
(c)	better aligning their interests with those of the Company’s shareholders.

            In compensating its senior management, the Company has arranged for equity participation through its stock option plan.

Bonus Incentive Compensation

            The Company’s objective is to achieve certain strategic objectives and milestones. The Board will consider executive bonus compensation dependent upon the Company meeting those strategic objectives and milestones and sufficient cash resources being available for the granting of bonuses. The Board approves executive bonus compensation dependent upon compensation levels based on recommendations of the Chief Executive Officer. Such recommendations are generally based on information provided by issuers that are similar in size and scope to the Company’s operations.

Equity Participation – Option-Based Awards

            The Company believes that encouraging its executives and employees to become shareholders is the best way of aligning their interests with those of its shareholders. Equity participation is accomplished through the Company’s stock option plan. Stock options are granted to executives and employees taking into account a number of factors, including the amount and term of options previously granted, base salary and bonuses and competitive factors. The amounts and terms of options granted are determined by the Board of Directors based on recommendations put forward by the Chief Executive Officer. Due to the Company’s limited financial resources, the Company emphasizes the provisions of option grants to maintain executive motivation.

Approach to Risk

            The Company is aware that compensation practices can have unintended risk consequences. At the present time, the Board is satisfied that the current executive compensation program does not encourage the executives to expose the business to inappropriate risk.

Hedging Policy

            Although the Company has not adopted a policy disallowing insiders from purchasing financial instruments designed to hedge or offset any decrease in market value of Common Shares or any other securities of the Company, the Company is not aware of any insiders having adopted such practice.

Actions, Decisions or Policies Made After February 28, 2014

           Given the evolving nature of the Company’s business, the Board continues to review and redesign the overall compensation plan for senior management so as to continue to address the objectives identified above.

            Effective March 1, 2014, Mr. Allred replaced Ms. Shaffer as Chief Financial Officer. (Ms. Schaffer resigned as Chief Financial Officer and Secretary on February 19, 2014).

Summary Compensation Table

            Particulars of compensation awarded to, earned by or paid during the last two fiscal years to:

(a)	the person(s) serving as our company’s principal executive officer during the year ended February 28, 2014;
(b)

each of our Company’s two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the year ended February 28, 2014, and whose total compensation exceeds $100,000 per year; and

(c)

individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of our Company at the end of the year ended February 28, 2014;

(individually a “named executive officer” and collectively, the “named executive officers”) are set out in the summary compensation table below.

Name and Principal Position	Year Ended Febru- ary 28 (29),	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	Non- Equity Incentive Plan Compen- sation ($)	Non- Qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)
Joshua Bleak, President and CEO(2)	2014	180,000	Nil	Nil	42,286	Nil	Nil	Nil	222,286
	2013	180,000	Nil	Nil	Nil	Nil	Nil	Nil	180,000
John Eckersley, Executive Vice President (3)	2014	150,000	Nil	Nil	42,286	Nil	Nil	Nil	192,286
	2013	150,000	Nil	Nil	Nil	Nil	Nil	Nil	150,000
Bill Allred, Chief Financial Officer (4)	2014	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Michael X. Schlumpberger Chief Operating Officer (5)	2014	135,000	Nil	Nil	72,906	Nil	Nil	Nil	207,906
Laara Shaffer, Former Chief Financial Officer and Secretary(6)	2014	11,980	Nil	Nil	42,286	Nil	Nil	Nil	54,266
	2013	18,460	Nil	Nil	41,182	Nil	Nil	Nil	59,642

(1)	This amount represents the fair value of these stock options at the date of grant which was estimated using the Black-Scholes option pricing model.
(2)	Mr. Bleak has served as our President and CEO since April 26, 2011.
(3)	Mr. Eckersley has served as our Executive Vice-President since December 2010.
(4)	Mr. Allred has served as our Chief Financial Officer since March 1, 2014.
(5)	Mr. Schlumpberger has served as our Chief Operating Officer since June 3, 2013.
(6)	Ms. Shaffer resigned as our Chief Financial Officer and Secretary on February 19, 2014.

Outstanding Equity Awards as of February 28, 2014

            The following table summarizes the outstanding equity awards as of February 28, 2014 for each of our named executive officers:

	Option Awards					Stock Awards
Name	Number of secur- ities under- lying unexer- cised options exercise- able (#)	Number of secur- ities under- lying unexer- cised options unexer- cisable (#)	Equity incentive plan awards: number of securi- ties under- lying unexer- cised un- earned options (#)	Option exercise price ($)	Option expira- tion date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incen- tive plan awards: number of un- earned shares, units or other rights that have not vested (#)	Equity incen- tive plan awards: market or payout value of un- earned shares, units or other rights that have not vested ($)
Joshua Bleak	145,000 420,250 167,875 300,000 530,000	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil	$0.36 $0.84 $0.40 $0.64 $0.40	July 2/18 Sep. 12/16 Mar. 3/16 Jan. 10/16 Feb. 10/16	Nil	Nil	Nil	Nil

John Eckersley	145,000 350,000 135,500	Nil Nil Nil	Nil Nil Nil	$0.36 $0.76 $1.18	July 2/18 Jan. 20/17 Jun. 21/16	Nil	Nil	Nil	Nil

Laara Shaffer(1)	145,000 104,500 100,000 32,500 131,750	Nil Nil Nil Nil Nil	Nil Nil Nil Nil Nil	$0.36 $0.42 $0.76 $1.18 $0.40	July 2/18 Feb. 19/18 Jan. 20/17 Jun. 21/16 Feb. 10/16	Nil	Nil	Nil	Nil

Note: Represents post 2:1 share consolidation figures.

Equity Compensation Plans

2014 Fixed Share Option Plan

            On October 31, 2014, our Board of Directors approved the adoption of a new fixed share option plan (the “2014 Plan”), which complies with the current policies of the TSXV and the amendments to the Income Tax Act (Canada) which impose withholding obligations on taxable benefits arising at the time options are exercised, since our shareholders voted against our previous 2011 rolling stock option plan and the TSXV requires that all listed issuers must implement a stock option plan. The 2014 Plan is subject to approval of the TSXV, however, such plan is not subject to approval of our shareholders as the 2014 Plan will not result at any time in the number of shares reserved for issuance under stock options exceeding 10% of our issued shares. On November 5, 2014, the TSXV approved the 2014 Plan.

            The purpose of the 2014 Plan is to provide incentive to qualified parties to increase their proprietary interest in the Company and thereby encourage their continuing association with the Company. The 2014 Plan is administered by the Board of Directors. The 2014 Plan provides that options may be issued to directors, officers, employees or consultants of the Company or a subsidiary of the Company. The 2014 Plan also provides that the maximum aggregate number of Common Shares that may be reserved for issuance under the 2014 Plan at any point in time is 9,180,969, which represents 10% of the Company’s issued and outstanding Common Shares as at the date of the Company’s last shareholders meeting on September 12, 2013 (considered to be a “fixed” stock option plan). Pursuant to the 2014 Plan all options expire on a date not later than 10 years after the date of grant of an option. All options outstanding under the previous 2011 rolling stock option plan were rolled into the 2014 Plan.

            The 2014 Plan is subject to the following restrictions:

(a)

The Company must not grant an option to a director, employee, consultant, or consultant company (the “Service Provider”) in any 12 month period that exceeds 5% of the outstanding shares, unless the Company has obtained approval by a majority of the votes cast by the shareholders of the Company eligible to vote at a shareholders’ meeting, excluding votes attaching to shares beneficially owned by insiders and their associates (“Disinterested Shareholder Approval”);

(b)

The aggregate number of options granted to a Service Provider conducting investor relations activities in any 12 month period must not exceed 2% of the outstanding shares calculated at the date of the grant, without the prior consent of the TSXV;

(d)	The Company must not grant an option to a consultant in any 12 month period that exceeds 2% of the outstanding shares calculated at the date of the grant of the option;
(e)

The number of optioned shares issued to insiders in any 12 month period must not exceed 10% of the outstanding shares (in the event that the 2014 Plan is amended to reserve for issuance more than 10% of the outstanding shares) unless the Company has obtained Disinterested Shareholder Approval to do so;

(f)	The exercise price of an option previously granted to an insider must not be reduced, unless the Company has obtained Disinterested Shareholder Approval to do so.

            The following is a summary of the material terms of the 2014 Plan:

(a)	Persons who are Service Providers to the Company or its affiliates, or who are providing services to the Company or its affiliates, are eligible to receive grants of options under the 2014 Plan;
(b)	Options granted under the 2014 Plan are non-assignable and non-transferable and are issuable for a period of up to 10 years;
(c)	For options granted to Service Providers, the Company must ensure that the proposed optionee is a bona fide Service Provider of the Company or its affiliates;
(d)

An option granted to any Service Provider will expire within 90 days (or such other time, not to exceed one year, as shall be determined by the Board as at the date of grant or agreed to by the Board and the optionee at any time prior to expiry of the option), after the date the optionee ceases to be employed by or provide services to the Company, but only to the extent that such option was vested at the date the optionee ceased to be so employed by or to provide services to the Company;

(e)

If an optionee dies, any vested option held by him or her at the date of death will become exercisable by the optionee’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such optionee and the date of expiration of the term otherwise applicable to such option;

(f)

In the case of an optionee being dismissed from employment or service for cause, such optionee’s options, whether or not vested at the date of dismissal, will immediately terminate without right to exercise same;

(g)	The exercise price of each option will be set by the Board on the effective date of the option and will not be less than the Discounted Market Price (as defined in the 2014 Plan);
(h)

Vesting of options shall be at the discretion of the Board, and will generally be subject to: (i) the Service Provider remaining employed by or continuing to provide services to the Company or its affiliates, as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or its affiliates during the vesting period; or (ii) the Service Provider remaining as a Director of the Company or its affiliates during the vesting period; and

(i)

The Board reserves the right in its absolute discretion to amend, suspend, terminate or discontinue the 2014 Plan with respect to all 2014 Plan shares in respect of options which have not yet been granted under the 2014 Plan.

            The Board has determined that, in order to reasonably protect the rights of participants, as a matter of administration, it is necessary to clarify when amendments to the 2014 Plan may be made by the Board without shareholder approval. Accordingly, the Board may, without shareholder approval:

(i)	amend the 2014 Plan to correct typographical, grammatical or clerical errors;
(ii)	change the vesting provisions of an option granted under the 2014 Plan, subject to prior written approval of the TSXV, if applicable;
(iii)	change the termination provision of an option granted under the 2014 Plan if it does not entail an extension beyond the original expiry date of such option;
(iv)	make such amendments to the 2014 Plan as are necessary or desirable to reflect changes to securities laws applicable to the Company;
(v)

if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSXV, make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(vi)	amend the 2014 Plan to reduce the benefits that may be granted to Service Providers.

            Grants of option awards under the 2014 Plan are at the discretion of the Board of Directors. Accordingly, allocation of future benefits under the 2014 Plan among individual Service Providers, or among groups of Service Providers (such as executive officers, non-executive directors and non-executive employees), is not determinable at this time. The Service Providers who will be eligible to receive option awards under the 2014 Plan include: (a) our Chief Executive Officer; (b) our Chief Financial Officer; (c) our Executive Vice President; (d) our Chief Operating Officer; (e) our directors (including our three non-executive directors); and (f) our employees and consultants (we currently have one employee, and we engage various individuals from time to time to perform non-executive functions on a consulting basis; each is eligible to receive option awards under the 2014 Plan at the discretion of our Board of Directors).

Stock Options Outstanding as at February 28, 2014

            The following table provides a summary of the number of stock options and deferred stock units under equity compensation plans outstanding as at February 28, 2014.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	9,166,812	CAD$0.50	Nil*
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total	9,166,812	CAD$0.50	Nil*

Notes:
*        At our last annual general meeting held on September 12, 2013, our shareholders voted against the continuation of our 2011 rolling share option plan. However, on October 31, 2014, our Board of Directors approved the adoption of a new 2014 Fixed Share Option Plan which reserves for issuance a maximum of 9,180,969 shares, which includes the currently outstanding 9,166,812 stock options previous granted under our 2011 rolling stock option plan resulting in only 14,157 shares available for future issuance under the 2014 Fixed Share Option Plan.

Compensation of Directors

            The following table summarizes the compensation of our Company’s directors who were not NEOs for the year ended February 28, 2014:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non- equity incentive plan compen- sation ($)	Non- qualified deferred compen- sation earnings ($)	All other compen- sation ($)	Total ($)
Ali Rahimtula(1)	49,074	Nil	42,286	Nil	Nil	Nil	91,360
Dennis Ickes(2)	60,000	Nil	42,286	Nil	Nil	Nil	102,286
David Salisbury(3)	60,000	Nil	42,286	Nil	Nil	Nil	102,286
Jerry Aiken(4)	110,000	Nil	42,286	Nil	Nil	Nil	152,286
Bill Allred(5)	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Notes:

(1)	Mr. Rahimtula was appointed as a director on October 28, 2011.
(2)	Mr. Ickes was appointed as a director on December 14, 2011 and he resigned on February 19, 2014.
(3)	Mr. Salisbury was appointed as a director on Jan. 16, 2012.
(4)	Mr. Aiken was appointed as a director on May 15, 2012 and he resigned on February 19, 2014.
(5)	Mr. Allred was appointed as a director on September 12, 2013 and resigned on February 19, 2014.

            The Company’s directors do not have specific compensation arrangements based on attendance at board or committee meetings or serving as a committee chair. From time to time directors may receive bonus payments or options, which are granted on a discretionary basis. The amount of any bonus payments or the number of options granted is based on the experience of the director, time spent on Company matters and the compensation paid to other directors of companies in the industry.

Employment Contracts and Termination of Employment and Change–In–Control Arrangements

            The Company has not entered into any employment contracts with its executive officers. There is no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payment to a named executive officer at, following, or in connection with the resignation, retirement or other termination of a named executive officer, or a change in control of the Company or a change in the named executive officer’s responsibilities following a change in control, with respect to each named executive officer.

Management Contracts

During the year ended February 28, 2014, we paid aggregate fees of $172,424 (2013 -$187,963) to Tarmac Management Ltd. (“Tarmac”), a private British Columbia company. Of these fees, $10,000 (2013 - $8,000) was paid for administration services rendered by Tarmac and its employees, and the balance represented reimbursements for rent and other expenses incurred by Tarmac on behalf of us. Payment of these fees to Tarmac has been reflected in the notes to our audited financial statements for the year ended February 28, 2014 as “Related Party Transactions”, as Tarmac provides a high level of involvement in the daily management of our affairs.

During the year ended February 28, 2014, we paid aggregate fees of $624,000 (2013 -$560,200) to MJI Resource Management Corp. (“MJI”), a private Arizona company. Of these fees, $300,000 (2013 - $300,000) was paid for management fees and the balance represented Geological consulting expenses incurred by MJI on behalf of us. Payment of these fees to MJI has been reflected in the notes to our audited financial statements for the year ended February 28, 2014 as “Related Party Transactions”, as MJI provides a high level of involvement in the daily management of our affairs.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE

PROPOSAL NUMBER THREE:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

            Dale Matheson Carr-Hilton Labonte LLP has been appointed as our independent registered public accountants for the year ending February 28, 2014. Dale Matheson Carr-Hilton Labonte LLP audited the Company’s financial statements for the years ended February 28, 2014 and February 28, 2013.

            The Company anticipates that a representative of Dale Matheson Carr-Hilton Labonte LLP will be present at the Annual Meeting. The representative will have the opportunity to make a statement if they desire to do so. It is expected the representative will not be available to respond to questions.

            In the event ratification by the shareholders of the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company’s independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

Principal Accountant Fees and Services

            Dale Matheson Carr-Hilton Labonte LLP performed the services listed below and was paid the fees listed below for the fiscal years ended February 28, 2014 and February 28, 2013:

Audit Fees

2014	2013
$44,584	$40,000

            Audit Fees, of which 100% thereof were approved by the Company’s audit committee, consist of fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

2014	2013
$27,300	$26,500

            Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Tax Fees

2014	2013
$4,095	$6,,000

            Tax Fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions.

All Other Fees

2014	2013
$Nil	$Nil

            All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

Audit Committee Pre–Approval of Audit and Permissible Non–Audit Services of Independent Auditors

            Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before an independent registered public accounting firm is engaged by a company to render any auditing or permitted non–audit related service, the engagement be:

  approved by the audit committee; or

  entered into pursuant to pre–approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee’s responsibilities to management.

            The Company’s audit committee was formed in August 2007, and has assumed responsibility for the pre–approval of audit and permitted non–audit services to be performed by the Company’s independent auditor. The audit committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non–audit services by Dale Matheson Carr-Hilton Labonte LLP. Thereafter, the audit committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non–audit services by Dale Matheson Carr-Hilton Labonte LLP which are not encompassed by the audit committee’s annual pre–approval and are not prohibited by law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO
RATIFY THE APPOINTMENT OF DALE MATHESON CARR-HILTON LABONTE
LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE
COMPANY FOR THE YEAR ENDING FEBRUARY 28, 2014

FORWARD–LOOKING STATEMENTS

            Certain statements contained in this proxy statement that are not historical facts constitute “forward-looking statements”. These statements are based, among other things, on the Company’s current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

            Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. Our Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE SHAREHOLDER PROPOSALS

            Any shareholder who intends to present a proposal at the 2015 Annual Meeting of shareholders (anticipated to be held in December 2015) for inclusion in our proxy statement and proxy form relating to such Annual Meeting must submit such proposal to us at our principal executive offices no later than August 1, 2015. Our Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and all other applicable requirements.

            In addition, in the event a shareholder proposal is not received by the Company by August 1, 2015, the proxy to be solicited by the Board of Directors for the 2015 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal is presented at the 2015 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting.

            SEC rules and regulations provide that if the date of the Company’s 2015 Annual Meeting is advanced or delayed more than 30 days from first anniversary of the 2014 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2015 Annual Meeting must be received by the Company within a reasonable time before it begins to print and mail the proxy materials for the 2015 Annual Meeting.

            Proposals or notices of intention to present proposals should be addressed to: John Eckersley, Executive Vice President, Passport Potash Inc., 608-1199 West Pender Street, Vancouver, British Columbia, V6E 2R1.

WHERE YOU CAN FIND MORE INFORMATION

            The Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding our company.

            Financial information is provided in the audited financial statements of the Company for the year ended February 28, 2014 and in the related management discussion and analysis and filed on www.Sedar.com.

            Additional information relating to the Company is filed on www.Sedar.com and upon request from John Eckersley, Executive Vice President of the Company at telephone no.: (604) 687-0300 or fax no.: (604) 687-0151. Copies of documents will be provided free of charge to security holders of the Company. The Company may require the payment of a reasonable charge from any person or company who is not a security holder of the Company, who requests a copy of any such document.

By Order of the Board of Directors of
Passport Potash Inc.

/s/ Joshua Bleak
Joshua Bleak
President and Chief Executive Officer

November 7, 2014
___________________

Schedule “A”

PASSPORT POTASH INC. (the “Company”)

AUDIT COMMITTEE CHARTER

PURPOSE OF THE COMMITTEE

The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of the Company is to provide an open avenue of communication between management, the Company’s independent auditor and the Board and to assist the Board in its oversight of:

  the integrity, adequacy and timeliness of the Company’s financial reporting and disclosure practices;

  the Company’s compliance with legal and regulatory requirements related to financial reporting; and

  the independence and performance of the Company’s independent auditor.

The Committee shall also perform any other activities consistent with this Charter, the Company’s articles and governing laws as the Committee or Board deems necessary or appropriate.

The Committee shall consist of at least three directors. Members of the Committee shall be appointed by the Board and may be removed by the Board in its discretion. The members of the Committee shall elect a Chairman from among their number. A majority of the members of the Committee must not be officers or employees of the Company or of an affiliate of the Company. The quorum for a meeting of the Committee is a majority of the members who are not officers or employees of the Company or of an affiliate of the Company. With the exception of the foregoing quorum requirement, the Committee may determine its own procedures.

The Committee’s role is one of oversight. Management is responsible for preparing the Company’s financial statements and other financial information and for the fair presentation of the information set forth in the financial statements in accordance with generally accepted accounting principles (“GAAP”). Management is also responsible for establishing internal controls and procedures and for maintaining the appropriate accounting and financial reporting principles and policies designed to assure compliance with accounting standards and all applicable laws and regulations.

The independent auditor’s responsibility is to audit the Company’s financial statements and provide its opinion, based on its audit conducted in accordance with generally accepted auditing standards, that the financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Company in accordance with GAAP.

The Committee is responsible for recommending to the Board the independent auditor to be nominated for the purpose of auditing the Company’s financial statements, preparing or issuing an auditor’s report or performing other audit, review or attest services for the Company, and for reviewing and recommending the compensation of the independent auditor. The Committee is also directly responsible for the evaluation of and oversight of the work of the independent auditor. The independent auditor shall report directly to the Committee.

AUTHORITY AND RESPONSIBILITIES

In addition to the foregoing, in performing its oversight responsibilities the Committee shall:

1.	Monitor the adequacy of this Charter and recommend any proposed changes to the Board.

2.	Review the appointments of the Company’s Chief Financial Officer and any other key financial executives involved in the financial reporting process.

3.

Review with management and the independent auditor the adequacy and effectiveness of the Company’s accounting and financial controls and the adequacy and timeliness of its financial reporting processes.

4.

Review with management and the independent auditor the annual financial statements and related documents and review with management the unaudited quarterly financial statements and related documents, prior to filing or distribution, including matters required to be reviewed under applicable legal or regulatory requirements.

5.

Where appropriate and prior to release, review with management any news releases that disclose annual or interim financial results or contain other significant financial information that has not previously been released to the public.

6.

Review the Company’s financial reporting and accounting standards and principles and significant changes in such standards or principles or in their application, including key accounting decisions affecting the financial statements, alternatives thereto and the rationale for decisions made.

7.

Review the quality and appropriateness of the accounting policies and the clarity of financial information and disclosure practices adopted by the Company, including consideration of the independent auditor’s judgment about the quality and appropriateness of the Company’s accounting policies. This review may include discussions with the independent auditor without the presence of management.

8.	Review with management and the independent auditor significant related party transactions and potential conflicts of interest.

9.	Pre-approve all non-audit services to be provided to the Company by the independent auditor.

10.

Monitor the independence of the independent auditor by reviewing all relationships between the independent auditor and the Company and all non-audit work performed for the Company by the independent auditor.

11.	Establish and review the Company’s procedures for the:

•	receipt, retention and treatment of complaints regarding accounting, financial disclosure, internal controls or auditing matters; and

•	confidential, anonymous submission by employees regarding questionable accounting, auditing and financial reporting and disclosure matters.

12.

Conduct or authorize investigations into any matters that the Committee believes is within the scope of its responsibilities. The Committee has the authority to retain independent counsel, accountants or other advisors to assist it, as it considers necessary, to carry out its duties, and to set and pay the compensation of such advisors at the expense of the Company.

13.

Perform such other functions and exercise such other powers as are prescribed from time to time for the audit committee of a reporting company in Parts 2 and 4 of Multilateral Instrument 52-110 of the Canadian Securities Administrators, the Business Corporations Act (British Columbia) and the articles of the Company.

PASSPORT POTASH INC.
608 – 1199 West Pender Street
Vancouver, British Columbia, Canada V6E 2R1

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Joshua Bleak (President and Chief Executive Officer of the Company) and Michael Shannon, of McMillan LLP (legal counsel to the Company), as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common stock of Passport Potash Inc. held of record by the undersigned on November 3, 2014, at the Annual General Meeting of Shareholders to be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Thursday, December 11, 2014 at 10:00 a.m. (Vancouver Time) or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting to Be Held on December 11, 2014.

The Proxy Statement and form of Proxy, as well as the
Company’s Annual Report on Form 10-K
for the year ended February 28, 2014
are available on the Internet at:

http://passportpotash.com/pdf/proxy2014.pdf

(Continued and to be signed on the reverse side.)

ANNUAL GENERAL MEETING OF SHAREHOLDERS OF
PASSPORT POTASH INC.
December 11, 2014

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 1 and 3.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

				For	Against	Abstain
1.		Number of Directors		[ ]	[ ]	[ ]
2.		Election of Directors.		Nominees:
	[ ]	FOR ALL NOMINEES	[ ]	Joshua Bleak
	[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES	[ ]	Ali Rahimtula
	[ ]	FOR ALL EXCEPT (see instruction below)	[ ]	David Salisbury
			[ ]	John Eckersley
			[ ]	Frank Högel

Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold as shown here:

		For	Against	Abstain

3.	To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company’s independent registered public accounting firm.	[ ]	[ ]	[ ]

Unless otherwise instructed, this proxy will be voted FOR Proposal 1 and FOR all nominees listed in Proposal 2. This proxy will also be voted in the discretion of the holders hereof in favor of any proposal to adjourn or postpone the Meeting, and upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	[ ]

Signature of Shareholder:	Signature of Shareholder:
Name:	Name:
Date:	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.